7961 SHAFFER PARKWAY Exhibit 99.1
SUITE 5
LITTLETON, COLORADO 80127
TELEPHONE (720) 981-1185
FAX (720) 981-1186

Trading Symbol: VGZ
Toronto and NYSE Amex Equities Stock Exchange

NEWS

Vista Gold Corp. Announces Filing of Resale Registration Statement

DENVER, March 16, 2011 - Vista Gold Corp. (“Vista” or the “Company”) (NYSE Amex and TSX: VGZ) announces that on March 15, 2011 it filed a resale registration statement on Form S-3 with the United States Securities and Exchange Commission (the “SEC”).  The registration statement registers for resale common shares, warrants and common shares acquirable upon the exercise of warrants (collectively, the “securities”) held by certain securityholders named in the registration statement.  The selling securityholders are under no obligation to sell the securities.  The registration statement also registers the issuance by us of common shares underlying the warrants by holders that purchase the warrants pursuant to the resale registration statement, if and when it becomes effective.  We will not receive any proceeds from the resale of the securities, other than proceeds relating to the exercise of warrants, if those warrants are exercised.

Vista agreed to file the resale registration statement pursuant to the terms of the October 22, 2010 private placement of 14,666,739 special warrants ("Special Warrants").  The Special Warrants were issued to the selling securityholders at a purchase price of $2.30 per Special Warrant for aggregate gross proceeds to the Company of $33,733,500.  Following approval of the private placement by the Company’s shareholders at a special meeting held on December 15, 2010, each Special Warrant was automatically exercised, for no additional consideration, for one common share of the Company and one common share purchase warrant.  In addition, the Company issued a total of 641,305 Special Warrants and 630,436 compensation warrants to the agents and finders that provided services to the Company in connection with the private placement.

A registration statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time a registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. The prospectus contained in registration statement is available online at www.sec.gov or by request to the Company at: 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127, Attention: Connie Martinez, telephone (720) 981-1185.

About Vista Gold Corp.

Vista is focused on the development of the Mt. Todd gold project in Northern Territory, Australia, and the Concordia gold project in Baja California Sur, Mexico, to achieve its goal of becoming a gold producer. Vista’s other holdings include the Guadalupe de los Reyes gold project in Mexico, the Yellow Pine gold project in Idaho, the Awak Mas gold project in Indonesia, and the Long Valley gold project in California.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including such things as, the timing for effectiveness of the registration statement, and other such matters are forward-looking statements and forward-looking information.  When used in this press release, the words “potential”, “indicate”, “expect”, “intend”, “hopes”, “believe”, “may”, “will”, “if”, “anticipate” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, factors affecting the timing and effectiveness of the registration statement as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in Vista’s latest Annual Report on Form 10-K as filed on March 14, 2011, and other documents filed with the SEC and Canadian securities regulatory authorities.  Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, Vista assumes no obligation to publicly update any forward-looking statements or forward-looking information, whether as a result of new information, future events or otherwise.

For further information, please contact Connie Martinez at (720) 981-1185.